Exhibit 10.3

AMENDMENT NO. 2 TO
REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 2, dated April 3, 2014 (this “Amendment”), to REGISTRATION RIGHTS AGREEMENT, dated August 1, 2012 (as amended from time to time, the “Agreement”), between Prospect Global Resources, Inc., a Nevada corporation (“Prospect”), and The Karlsson Group, Inc., an Arizona corporation (“Karlsson”).

RECITALS

WHEREAS, on May 30, 2012, Prospect issued to Karlsson a warrant (the “May 2012 Warrant”) to purchase up to 112,117 shares of common stock of Prospect (after giving effect to the 1-50 reverse stock split effected September 4, 2013);

WHEREAS, on June 26, 2013, Prospect issued to Karlsson a warrant (the “June 2013 Warrant”)to purchase up to 60,000 shares of common stock of Prospect (after giving effect to such reverse stock split); and

WHEREAS, pursuant to Sixth Extension Agreement, dated the date hereof, among Karlsson, Parent, and the other Prospect Parties party thereto (“Extension Agreement”), Karlsson will surrender the May 2012 Warrant and June 2013 Warrant for shares of Parent common stock (the “Exchange Shares”), which, pursuant to the Extension Agreement are to be registered for resale on Parent Registration Statement No. 333-194203 (“RS 194203”).

The parties hereby amend the Agreement as follows:

1.                                      Amendment.

a.                                      Amendment to Definition of Registrable Securities. Section 1(i) of the Agreement is amended to read as follows:

“Registrable Securities” shall mean the Exchange Shares.

b.                                      Amendment to Section 2.  Section 2 is amended to read as follows:

(a)  If RS 194203 has not been declared effective by the Prepayment Expiration Date, as defined in the Extension Agreement, the Company shall, immediately upon issuing the Warrant, prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).  The Company shall use its commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and to remain effective continuously until all registered shares have been sold.  The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of the registration statement within one business day thereof. The Company shall, by 9:30 a.m. New York City time on the first business day after the effective date, file a final Prospectus with the Commission, as required by Rule 424(b) of the Securities Act.  Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its best efforts to file amendments to the Registration Statement as required by the Commission and/or (iii) withdraw the registration statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of such Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale such Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. In the event the Company amends the initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b)  Within three (3) business days of the effective date of a Registration Statement under this Section 2, the Company shall cause its counsel to issue a blanket opinion to the transfer agent stating that the Registrable Securities are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by a Holder and confirmation by the Holder that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2 shall be delivered to the Holders promptly following delivery to the transfer agent.

(c)  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement under this Section 2 other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders.

2.                                      Miscellaneous.

a.                                      No Other Amendment. Except as expressly amended in this Amendment, all provisions of the Agreement shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Agreement. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the provisions of this Amendment shall govern.

b.                                      Relation to Agreement. This Amendment constitutes an integral part of the Agreement. Capitalized terms not otherwise defined herein shall have the respective meanings given them in the Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended hereby.

c.                                       Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

d.                                      Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

e.                                       Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

PROSPECT GLOBAL RESOURCES, INC.,
a Nevada corporation

By:	/s/ Damon Barber
Name: Damon Barber
Title: President, CEO, and Secretary

THE KARLSSON GROUP, INC.,
an Arizona corporation

By:	/s/ Michael Stone
Name: Michael Stone
Title: CFO/Treasurer

[Signature Page to Amendment to Registration Rights Agreement]